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                                                                   EXHIBIT 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 21, 1997, relating to the financial statements of HNC Software Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.





PRICE WATERHOUSE LLP

San Diego, California
March 3, 1997